EXHIBIT 23.1



                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-99377) of Longview Fibre Company of our report dated December 9, 2002 relating to the financial statements, which appear in this Annual Report on Form 10-K.


PRICEWATERHOUSECOOPERS LLP
PRICEWATERHOUSECOOPERS LLP

Portland, Oregon
January 28, 2003